09214
                                                                    Amendment #2

                           CONTRACT AMENDMENT BETWEEN
                          THE DEPARTMENT OF CORRECTIONS
                                       AND
            U-S. MEDICAL GROUP d/b/a AMERICAN MOBILE SURGERY SERVICES

This is an amendment to the contract between the Florida Department of Corrections ("Department") and U.S. Medical Group d/b/a American Mobile Surgery Services ("Contractor") to provide mobile surgery services to inmates at North Florida Reception Center ("NPRC").

         THIS AMENDMENT:
         o revises the third paragraph of the section beginning "Witnesseth" on the first page to reflect the section of the Florida Statutes that authorizes procurement by statutory exemption;
         o renews the contract for one (1) year pursuant to Section I., B., CONTRACT RENEWAL. The Department is exercising its first year renewal option;
         o revises the end date of the contract referenced in Section I., A., CONTRACT TERM, first paragraph;
         o        revises Section III., B., SUBMISSION OF INVOICE(S);
         o        revises Section IV., A., THE CONTRACT MANAGER;
         o        revises Section VII., G., INDEMNIFICATION; and
         o        revises Section VII., J., DISPUTES.

Original contract period:             October 1, 1997 through September 30, 2000
Amendment #1-Contractor name change   October 1, 2000 through September 30, 2001

In accordance with Section V., CONTRACT MODIFICATIONS, the following changes are hereby made:

1. The third paragraph of the section beginning "WITNESSETH" on the first page is hereby revised to read:

         Whereas, this contact is a result of statutory exemption pursuant to
         Section 287.057 (3)(f)6 of the Florida Statutes; and

2.       Section I., A., CONTRACT TERM, is revised to read:

I.       A. CONTRACT TERM
            -------------

         This contract shall be for a term of three (3) years and shall be effective on October 1, 1997, or the date signed by both parties, whichever is later. This contract shall end at midnight on September 30, 2001. The contract is in its first renewal year.

3.       Section III., B., SUBMISSION OF INVOICE(S) is revised to read:

III.     B. SUBMISSION OF INVOICE(S)
            ------------------------

         The Contractor agrees to submit invoices for compensation for services in detail sufficient for a proper preaudit and postaudit thereof as follows:

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                                                                           09214
                                                                    Amendment #2

         1.      Contractor's nine and mailing address;
         2.      date service rendered;
         3.      inmate number;
         4.      inmate name;
         5.      name of facility;
         6.      service rendered;
         7.      IRS number; and
         8.      amount of charges as per contract.

         The Contractor shall submit invoices pertaining to this contract to:

         Florida Department of Corrections
         North Florida Reception Center
         Attention: Hospital Administrator
         Post Office Box 628
         Lake Butler, Florida 32054
         (904) 496-6111

4.       Section IV., A., THE CONTRACT MANAGER, is revised to read:

IV.      A. THE CONTRACT MANAGER
            --------------------

         The Contract Manager for this contract will be:

         Hospital Administrator
         North Florida Reception Center
         Post Office Box 628
         Lake Butler, Florida 32054
         (904) 496-6111

         The Contract Manager will perform the following functions:

         1.      Serve as the liaison between the Department and the Contractor;
         2.      receive and distribute deliverables from the Contractor;
         3.      monitor the progress of the Contractor;
         4.      evaluate the Contractor's performance;
         5.      review, verify, and approve invoices from the Contractor; and
         6. evaluate Contractor performance upon completion of the overall project. This evaluation will be placed on file and will be considered if the project is subsequently used as a reference in future procurements.

5.       Section VII., G., INDEMNIFICATION, is revised to read:

VII.     G. INDEMNIFICATION
            ---------------

         The Contractor shall be liable, and agrees to be liable for, and shall indemnify, defend, and hold the Department harmless from all claims, suits, judgments, or damages

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                                                                           09214
                                                                    Amendment #2

         including court costs and attorney's fees arising out of intentional acts, negligence, or omissions by the Contractor, its employees or agents, in the course of the operations of this contract.

6.       Section VII., J., DISPUTES, is revised to read:

VII.     J. DISPUTES
            --------

         Any dispute concerning performance of the contact shall be resolved informally by the Contract Manager. Any dispute that can not be resolved informally shall be reduced to writing and delivered to the Department's Deputy Director of Health Services Administration. The Deputy Director of Health Services Administration shall decide the dispute, reduce the decision to writing, and deliver a copy to the Contractor, the Contact Manager and the Contract Administrator.

All other terms and conditions of the original contact and previous amendments remain in full force and effect.

This amendment shall begin on the date on which it is signed by both parties.

In witness thereof, the parties hereto have caused this amendment to be executed by their undersigned officials as duly authorized.

CONTRACTOR:                                  STATE OF FLORIDA
U.S. MEDICAL GROUP D/B/A                     DEPARTMENT OF CORRECTIONS
AMERICAN MOBILE SURGERY SERVICES


SIGNED                                       SIGNED
BY: /s/ Thomas Winter                        BY: /s/ Michael W. Moore
   -----------------------                      ----------------------------

NAME: Thomas Winter                          NAME: Michael W. Moore

TITLE: C.E.O.                                TITLE: Secretary
                                                    Department of Corrections

DATE: 5/9/00                                 DATE: 5/15/00

FEID #: 59-3419967                           APPROVED AS TO FORM AND
                                             LEGALITY SUBJECT TO
                                             EXECUTION BY THE PARTIES

                                             /s/ Louis A. Vargas
                                             -------------------------------
                                             Louis A. Vargas
                                             General Counsel
                                             Department of Corrections



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